                                                                    EXHIBIT 10.2

                                    FORM OF

                          STOCK SUBSCRIPTION AGREEMENT
                          ----------------------------


          STOCK SUBSCRIPTION AGREEMENT, dated as of December 20, 1996, between CDW Holding Corporation, a Delaware corporation (the "Company"), and the Purchaser whose name appears on the signature page hereof (the "Purchaser").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, pursuant to an Asset Acquisition Agreement, dated as of February 15, 1994 (the "Acquisition Agreement"), between the Company and Westinghouse Electric Corporation, a Pennsylvania corporation ("Westinghouse"), the Company agreed to acquire substantially all of the assets and assume certain of the liabilities of the unincorporated division of Westinghouse known as Westinghouse Electric Supply Company or WESCO (the "Business") from Westinghouse (the "Acquisition") and the Acquisition was consummated on February 28, 1994;

          WHEREAS, since the Acquisition, the Business has been operated through WESCO Distribution, Inc., a wholly-owned subsidiary of the Company ("WESCO");

          WHEREAS, pursuant to the Company's Stock Purchase Plan for officers and key employees of the Company or any subsidiary thereof (the "Plan"), the Board of Directors of the Company (the "Board") has granted to the Purchaser the right to purchase the aggregate number of shares of Class A Common Stock, par value $.01 per share ("Common Stock"), of the Company set forth on the signature page hereof (each a "Share" and, collectively, the "Shares") at a purchase price of $195.40 per Share; and

          WHEREAS, the terms of the offering of the Shares and certain other shares of Common Stock being made on the date hereof (the "Offering") are set forth in a Confidential Offering Memorandum, dated December 11, 1996 (the "Offering Memorandum"), a copy of which has been furnished to the Purchaser;

          NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          1.  Purchase and Sale of Common Stock.
              ---------------------------------

          (a)  Purchase of Common Stock.  Subject to all of the terms and
               ------------------------
conditions of this Agreement and the Plan, the Purchaser hereby subscribes for and shall purchase, and the Company shall sell to the Purchaser, the Shares at a purchase price of $195.40 per Share at the Closing provided for in Section 2(a) hereof. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to sell any Common Stock to (i) any person who will not
                                                      -
be an employee of the Company or a direct or indirect subsidiary of the Company immediately following the Closing at which such Common Stock is to be sold or

(ii) any person who is a resident of a jurisdiction in which the sale of Common
---
Stock to him would constitute a violation of the securities, "blue sky" or other laws of such jurisdiction.

          (b)  Consideration.  Subject to all of the terms and conditions of
               -------------
this Agreement and the Plan, the Purchaser shall deliver to the Company at the Closing referred to in Section 2(a) hereof immediately available funds in the amount of the aggregate purchase price set forth on the signature page hereof.

          2.  Closing.
              -------

          (a)  Time and Place.  Except as otherwise mutually agreed by the
               --------------
Company and the Purchaser, the closing (the "Closing") of the transaction contemplated by this Agreement shall be held at the offices of WESCO Distribution, Inc.,

Commerce Court, Suite 700, Four Station Square, Pittsburgh, Pennsylvania at 10:00 a.m. (Pittsburgh time) on December 20, 1996.

          (b)  Closing.  At the Closing, (i) the Company shall deliver to the
               -------                    -
Purchaser a stock certificate registered in such Purchaser's name and representing the number of Shares set forth on the signature page hereof, which certificate shall bear the legends set forth in Section 3(b), and (ii) the
                                                                   --
Purchaser shall deliver to the Company immediately available funds in the amount of the aggregate purchase price set forth on the signature page hereof.

          3.  Purchaser's Representations, Warranties and Covenants.
              -----------------------------------------------------

          (a)  Investment Intention.  The Purchaser represents and warrants that
               --------------------
he is acquiring the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution thereof. The Purchaser agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions of
                                                -
Sections 4 through 8 hereof, inclusive, shall have been complied with or have expired, (ii) unless (A) such disposition is pursuant to an effective
          --          -
registration statement under the Securities Act, (B) the Purchaser shall have
                                                  -
delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-
                                                                     -
action letter from the Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition and (iii) unless such
                                                         ---
disposition is pursuant to registration under any applicable state securities laws or an exemption therefrom.

          (b)  Legends.  The Purchaser acknowledges that the certificate or
               -------
certificates representing the Shares shall bear the following legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF DECEMBER 20, 1996, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF FEBRUARY 28, 1994, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS
     (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
      -   -
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL
                                                    -
     HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR
     (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION,
      -
     REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT

     TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION
                              --
     UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

          (c)  Securities Law Matters.  The Purchaser ac knowledges receipt of
               ----------------------
advice from the Company that (i) the Shares have not been registered under the
                              -
Securities Act or qualified under any state securities or "blue sky" laws, (ii)
                                                                            --
it is not anticipated that there will be any public market for the Shares, (iii)
                                                                            ---
the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Securities Act
                            --
("Rule 144") is not presently available with respect to the sales of any securities of the Company and the Company has made no covenant to make Rule 144 available, (v) when and if the Shares may be disposed of without registration in
            -
reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) the Company does not
                                                        --
plan to file reports with the Commission or make public information concerning the Company available unless required to do so by law or by the terms of its Financing Agreements (as hereinafter defined), (vii) if the exemption afforded
                                                ---
by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning the Company, (viii) a
                                                                      ----
restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (ix) a notation shall be made in the
                                          --
appropriate records of the Company indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

          (d)  Compliance with Rule 144.  If any of the Shares are to be
               ------------------------
disposed of in accordance with Rule 144, the Purchaser shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

          (e)  Ability to Bear Risk.  The Purchaser represents and warrants that
               --------------------
(i) the financial situation of the Purchaser is such that he can afford to bear
 -
the economic risk of holding the Shares for an indefinite period and (ii) he can
                                                                      --
afford to suffer the complete loss of his investment in the Shares.

          (f)  Questionnaire.  The Purchaser agrees that he will furnish such
               -------------
documents and comply with such reasonable requests of the Company as may be necessary to substantiate his status as a qualifying investor in connection with the private offering of the Shares to the Purchaser and the other purchasers in the Offering. The Purchaser represents and warrants that all information contained in such documents and any other written materials concerning the status of the Purchaser furnished by the Purchaser to the Company in connection with such requests will be true, correct and complete in all material respects.

          (g)  Access to Information.  The Purchaser represents and warrants
               ---------------------
that (i) he has carefully reviewed the Offering Memorandum and the other
      -
materials furnished to the Purchaser in connection with the transaction contemplated hereby (including but not limited to the Plan), (ii) he has been
                                                              --
granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Shares and to obtain any additional information that he deems necessary to verify the accuracy of the information contained in such materials,
(iii) his knowledge and experience in financial and business matters is such
 ---
that he is capable of evaluating the risks of the investment in the Shares, and
(iv) he is, and will be at the time of the Closing, an officer or key employee
 --
of the Company, WESCO or a subsidiary of either thereof.

          (h)  Registration; Restrictions on Sale upon Public Offering.  The
               -------------------------------------------------------
Purchaser shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of February 28, 1994 (the "Registration Agreement"), among the Company, The Clayton & Dubilier Private Equity Fund IV Limited Partnership (the "C&D Fund"), Westinghouse and Roy W. Haley. The Shares shall be entitled to the benefits of the Registration Agreement applicable to Registrable Securities (as defined therein). The Purchaser agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

          (i)  Section 83(b) Election.  The Purchaser agrees that, within 20
               ----------------------
days of the Closing, he shall give notice to the Company as to whether or not he has made an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased at such Closing, and acknowledges that he will be solely responsible for any and all tax liabilities payable by him in connection with his receipt of the Shares or attributable to his making or failing to make such an election.

          4.  Restrictions on Disposition of Shares.  Neither the Purchaser nor
              -------------------------------------
any of his heirs or representatives shall sell, assign, transfer, pledge or otherwise directly or indirectly dispose of or encumber any of the Shares to or with any other person, firm, trust, association, corporation or entity (including, without limitation, transfers to any other holder of the Company's capital stock, dispositions by gift, by will, by a corporation as a distribution in liquidation and by operation of law other than a transfer of Shares by operation of law to the estate of the Purchaser upon the death of the Purchaser, provided that such estate shall be bound by all provisions of this Agreement)
--------
except as provided in Sections 5 through 8 hereof, inclusive, or in

Section 4 of the Registration Agreement. The restrictions contained in this
Section 4 shall terminate in the event that an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing (a "Public Offering") has been consummated and shall not apply to a sale to the underwriters as part of a Public Offering.

          5.  Options of the Company and the C&D Fund Upon Proposed Disposition.
              -----------------------------------------------------------------

          (a)  Rights of First Refusal.  If the Purchaser desires to accept an
               -----------------------
offer (which must be in writing and for cash, be irrevocable by its terms for at least 60 days and be a bona fide offer as determined in good faith by the Board or the Executive Committee thereof) from any prospective purchaser to purchase all or any part of the Shares at any time owned by him, he shall give notice in writing to the Company and the C&D Fund (i) designating the number of Shares
                                         -
proposed to be sold, (ii) naming the prospective purchaser of such Shares and
                      --
(iii) specifying the price (the "Offer Price") at and terms (the "Offer Terms")
----
upon which he desires to sell the same. During the 30-day period following receipt of such notice by the Company and the C&D Fund (the "First Refusal Period"), the Company shall have the right to purchase from the Purchaser all (but not less than all) of the Shares specified in such notice, at the Offer Price and on the Offer Terms. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following such notice to determine whether it shall elect to exercise such right. If the Company fails to exercise such rights within the First Refusal Period, the C&D Fund shall have the right to purchase all (but not less than all) of the Shares specified in such notice, at the Offer Price and on the Offer Terms, at any time during the period beginning at the earlier of (x) the end of the First Refusal Period and (y) the
                             -                                           -
date of receipt by the C&D Fund of written notice that the Company has elected not to exercise its rights and ending 30 days thereafter (the "Second Refusal Period"). The rights provided hereunder shall be exercised by written notice to the Purchaser given at any time during the applicable period. If such right is exercised, the Company or the C&D Fund, as the case may be, shall deliver to the Purchaser a certified or bank check for the Offer Price, payable to the order of the Purchaser, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed by the Purchaser. If such right shall not have been exercised prior to the expiration of the Second Refusal Period, then at any time during the 60 days following the expiration of the Second Refusal Period, the Purchaser may sell such Shares to (but only to) the intended purchaser named in his notice to the Company and the C&D Fund at the Offer Price and on the Offer Terms specified in such notice, free of all restrictions or obligations imposed by, and free of any rights or benefits set forth in, Sections 5 through 8, inclusive, of this Agreement, provided that such intended purchaser shall
                                 --------
have agreed in writing, pursuant to an instrument of assumption satisfactory in substance and form to the Company, to make and be bound by the representations, warranties and covenants set forth in Section 3 hereof, other than those set forth in Sections 3(g) and 3(i). The right of the Purchaser to sell Shares set forth in this Section 5(a), subject to the rights of first refusal set forth in this Section 5(a), shall be suspended during the Option Periods referred to in
Section 6 hereof, but the provisions of Section 6 shall not otherwise restrict the ability of the Purchaser to sell the Shares, whether before or after such Option Periods, pursuant to the terms and subject to the restrictions set forth in this Section 5(a).

          (b)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, neither the Company nor the C&D Fund shall have any rights to purchase the Shares from the Purchaser pursuant to this Section 5. This Section 5 shall not apply to a sale to the underwriters as part of a Public Offering.

          6.  Options Effective on Termination of Employment or Unforeseen
              ------------------------------------------------------------
Personal Hardship of the Purchaser.
----------------------------------

          (a)  Termination of Employment.  If the Purchaser's Active Employment
               -------------------------
with the Company and any direct and indirect subsidiaries of the Company that employ the Purchaser is terminated for any reason whatsoever the Company shall have an option to purchase all (but not less than all) of the Shares then held by the Purchaser (or, if his Active Employment was terminated by his death, his estate) and shall have 30 days from the date of the Purchaser's termination (such 30-day period being hereinafter referred to as the "First Option Period") during which to give notice in writing to the Purchaser (or his estate) of its election to exercise or not to exercise such option. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following such termination to make such election. If the Company fails to give notice that it intends to exercise such option within the First Option Period, the C&D Fund shall have the right to purchase all (but not less than all) of the Shares then held by the Purchaser (or his estate) and shall have until the expiration of the earlier of (x) 30 days following the end of the First Option Period, or
                   -
(y) 30 days from the date of receipt by the C&D Fund of written notice that the
--
Company does not intend to exercise such option (such 30-day period being hereinafter referred to as the "Second Option Period"), to give notice in writing to the Purchaser (or his estate) of the C&D Fund's exercise of its option. If the options of the Company and the C&D Fund to purchase Shares granted in this subsection are not exercised as provided herein (other than as a result of Section 11 hereof), the Purchaser (or his estate) shall be entitled to retain the Shares which could have been acquired on exercise thereof, subject to all of the provisions of this Agreement (including, without limitation,
Section 5(a)). If the Company and the C&D Fund have failed to exercise their respective options pursuant to this Section 6(a) within the time periods specified herein, and if the Purchaser's Active Employment with each of the Company and any direct and indirect subsidiaries of the Company that employ the Purchaser is terminated (A) by such
                         -
employer or employers without Cause, (B) by the Purchaser by Retirement at
                                      -
Normal Retirement Age, or (C) by reason of Permanent Disability or death,
                           -
then on notice from the Purchaser (or his estate) in writing and delivered to the Company within 30 days following the end of the Second Option Period, the Company shall purchase all (but not less than all) of the Shares then held by the Purchaser (or his estate). All purchases pursuant to this Section 6(a) by the Company or the C&D Fund shall be for a purchase price and in the manner prescribed by Section 7 hereof.

          (b)  Unforeseen Personal Hardship.  In the event that the Purchaser,
               ----------------------------
while in the employment of the Company or any direct or indirect subsidiary of the Company, experiences Unforeseen Personal Hardship, the Board will carefully consider any request by the Purchaser that the Company repurchase the Pur-chaser's Shares at a price determined in accordance with Section 7 hereof, but the Company shall have no obligation to repurchase such Shares. The Board shall consider such request with respect to Unforeseen Personal Hardship as soon as practicable after receipt by the Company of a written request by the Purchaser, such request to include sufficient details of the Purchaser's Unforeseen Personal Hardship to permit the Board to review the request and the circumstances in an informed manner.

          (c)  Certain Definitions.  As used in this Agreement the following
               -------------------
terms shall have the following meanings:

          (i) "Active Employment" shall mean active employment with the Company
               -----------------
     or any direct or indirect subsidiary of the Company.

          (ii)  "Cause" shall mean (A) the willful failure by the Purchaser
                 -----              -
     substantially to perform his employment-related duties (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Purchaser by the Board, which notice identifies the manner in which the Board believes that the Purchaser has not substantially performed his employment-related duties, (B) the engaging
                                                                 -
     by the Purchaser in willful and serious misconduct that is injurious to the Company or any of its affiliates, (C) the conviction of the Purchaser of,
                                        -
     or the entering by the Purchaser of a plea of nolo contendere to, a crime
                                                   ---- ----------
     that constitutes a felony, (D) the material or willful breach (including
                                 -
     but not limited to the material or willful failure to cure a breach) by the Purchaser of any written covenant or agreement with the Company or any of its affiliates not to disclose any information pertaining to the Company or any of its affiliates or not to compete or interfere with the Company or any of its affiliates or (E) the material or willful breach (including but
                               -
     not limited to the material or willful failure to cure a breach) by the Purchaser of his obligations pursuant to Section 8 hereof.

          (iii) "Retirement at Normal Retirement Age" shall mean retirement at
                 -----------------------------------
     age 65 or later.

          (iv) "Permanent Disability" shall mean a physical or mental disability
                --------------------
     or infirmity that prevents the performance of such Purchaser's employment-related duties lasting (or likely to last, based on competent medical evidence presented to the Board) for a continuous period of six months or longer. The Board's reasoned and good faith judgment of Permanent Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Purchaser or by any physician or group of physicians or other competent medical expert employed by the Purchaser or the Company to advise the Board.

         (v)  "Unforeseen Personal Hardship" shall mean financial hardship
               ----------------------------
     arising from (x) extraordinary medical expenses or other expenses directly
                   -
     related to illness or disability of the Purchaser, a member of the Purchaser's immediate family or one of the Purchaser's parents or (y)
                                                                        -
     payments necessary or required to prevent the eviction of Purchaser from Purchaser's principal residence or foreclosure on the mortgage on that residence. The Board's reasoned and good faith determination of Unforeseen Personal Hardship shall be binding on the Company and the Purchaser.

          (d)  Notice of Termination.  The Company shall give written notice of
               ---------------------
any termination of the Purchaser's Active Employment with each of the Company and any direct or indirect subsidiaries of the Company that employ the Purchaser to the C&D Fund, except that if such termination (if other than as a result of death) is by the Purchaser, the Purchaser shall give written notice of such termination to the Company and the Company shall give written notice of such termination to the C&D Fund.

          (e)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, the provisions of this Section 6 shall terminate and cease to have any further effect.

          7.  Determination of the Purchase Price; Manner of Payment.
              ------------------------------------------------------

          (a)  Purchase Price.  For the purposes of any purchase of the Shares
               --------------
pursuant to Section 6, and subject to Section 11(c), the purchase price per Share to be paid to the Purchaser (or his estate) for each Share (the "Purchase Price") shall be the fair market value (the "Fair Market Value") of such Share as of the effective date of the termination of employment that gives rise to the right or obligation to purchase, provided that if the Purchaser's employment is
                                 --------
terminated by the Company or any of its direct or indirect subsidiaries for Cause, the Purchase Price for such Share shall be the lesser of (i) the Fair
                                                                 -
Market Value of such Share as of the effective date of the termination of employment that gives rise to the right or obligation to repurchase and (ii) the
                                                                         --
price at which the Purchaser purchased such Share from the Company. Whenever determination of the Fair Market Value of the Shares is required by this Agreement, such Fair Market Value shall be such amount as is determined in good faith by the Board. In making a determination of Fair Market Value, the Board shall give due consideration to such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and a valuation of the Shares, which shall be performed as promptly as practicable following the first business day of the 1996 fiscal year of the Company and each subsequent fiscal year by an independent valuation firm chosen by the Board. The determination of Fair Market Value will not give effect to any restrictions on transfer of the Shares or the fact that such Shares would represent a minority interest in the Company. The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon all parties hereto and the C&D Fund, and in any event the Purchaser agrees to accept and shall not challenge any determination of Fair Market Value made by the Board prior to the Company's receipt of the valuation of the Shares to be delivered in the 1996 fiscal year, so long as the Fair Market Value thus determined is at least equal to the purchase price paid by the Purchaser for the Shares. If the Company subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares after the Board shall have determined the Purchase Price for the Shares (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Purchase Price (including any minimum or maximum Purchase Price specified herein or in effect as a result of a prior adjustment) shall be appropriately adjusted to reflect such subdivision or combination, and the Board's determination as to any such adjustment in good faith shall be binding and conclusive on all parties hereto and the C&D Fund.

          (b)  Payment.  Subject to Section 11 hereof, the completion of a
               -------
purchase pursuant to Section 6 or 8(c) hereof shall take place at the principal office of the Company on the tenth business day following (i) the receipt by the Purchaser of the
                                     -
notice of the C&D Fund or the Company, as the case may be, of its exercise of its option to purchase pursuant to Section 6(a) or 8(c) or (ii) the Company's
                                                            --
receipt of notice by the Purchaser of the election to sell Shares pursuant to
Section 6(a) or (iii) the Board's determination (which shall be delivered
                 ---
to the Purchaser) that it is willing and able to purchase Shares as a result of Unforeseen Personal Hardship pursuant to Section 6(b). The Purchase Price shall be paid by delivery to the Purchaser of a certified or bank check for the Purchase Price payable to the order of the Purchaser, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed by the Purchaser, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature.

          (c)  Application of the Purchase Price to Certain Loans.  The
               --------------------------------------------------
Purchaser agrees that the Company and the C&D Fund shall be entitled to apply any amounts to be paid by the Company or the C&D Fund, as the case may be, to repurchase Shares pursuant to Section 5, 6 or 8(c) hereof to discharge any indebtedness of the Purchaser to the Company or any of its direct or indirect subsidiaries, or indebtedness that is guaranteed by the Company or any of its direct or indirect subsidiaries, including, without limitation, any indebtedness of the Purchaser incurred to purchase the Shares.

          8.  Take-Along Rights.
              -----------------

          (a)  Take-Along Notice.  So long as the C&D Fund holds a number of
               -----------------
shares of Common Stock equal to at least one-third of the Common Stock originally purchased by the C&D Fund at the Closing of the Acquisition (exclusive of shares purchased under the Capital Call Agreement, dated as of February 28, 1994, among the Company, the C&D Fund and Barclays Business Credit, Inc.) if the C&D Fund intends to effect a sale of all of its shares of Common Stock to a third party (a "100% Buyer") and elects to exercise its rights under this Section 8, the C&D Fund shall deliver written notice (a "Take-Along Notice") to the Purchaser, which notice shall (a) state (i) that the C&D
                                                     -         -
Fund wishes to exercise its rights under this Section 8 with respect to such transfer, (ii) the name and address of the 100% Buyer, (iii) the per share
           --                                           ---
amount and form of consideration the C&D Fund proposes to receive for its shares of Common Stock and (iv) the terms and conditions of payment of such
                     --
consideration and all other material terms and conditions of such transfer, (b)
                                                                             -
contain an offer (the "Take-Along Offer") by the 100% Buyer to purchase from the Purchaser all of its Shares on and subject to the same terms and conditions offered to the C&D Fund and (c) state the anticipated time and place of the
                             -
closing of the purchase and sale of the shares (a "Section 8 Closing"), which (subject to such terms and conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Take-Along Notice is delivered, provided that if such Section 8 Closing shall not occur prior to the
           --------
expiration of such 90-day period, the C&D Fund shall be entitled to deliver another Take-Along Notice with respect to such Take-Along Offer.

          (b) Conditions to Take-Along.  Upon delivery of a Take-Along Notice,
              ------------------------
the Purchaser shall have the obligation to transfer all of the Shares pursuant to the Take-Along Offer, as the same may be modified from time to time, provided
                                                                        --------
that the C&D Fund transfers all of its Shares to the 100% Buyer at the Section 8 Closing. Within 10 days of receipt of the Take-Along Notice, the Purchaser shall (i) execute and deliver to the C&D Fund a power of attorney and a letter
       -
of transmittal and custody agreement in favor of, and in form and substance satisfactory to, the C&D Fund constituting the C&D Fund, Clayton, Dubilier & Rice, Inc. or one or more of their respective affiliates designated by the C&D Fund (the "Custodian") the true and lawful attorney-in-fact and custodian for the Purchaser, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Shares to the 100% Buyer, upon receipt of the purchase price therefor at the Section 8 Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, in cluding consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the C&D Fund also so consents, and
                          --------
sells and transfers its Shares on the same terms as so amended, waived, modified or supplemented) and (ii) deliver to the C&D Fund certificates representing the
                      --
Shares, together with all necessary duly executed stock powers.

          (c)  Remedies.   The Purchaser acknowledges that the C&D Fund would be
               --------
irreparably damaged in the event of a breach or a threatened breach by the Purchaser of any of its obligations under this Section 8 and the Purchaser agrees that, in the event of a breach or a threatened breach by the Purchaser of any such obligation, the C&D Fund shall, in addition to any other rights and remedies available to it, in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting it specific performance by the Purchaser of its obligations under this Section 8. In the event that the C&D Fund shall file suit to enforce the covenants contained in this Section 8 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by the Purchaser of the provisions of this Section 8, the C&D Fund does not obtain an injunction granting it specific performance of the Purchaser's obligations under this
Section 8 in connection with such proposed sale prior to the time the C&D Fund completes the sale of its shares or, in its sole discretion, abandons such sale, then the Company shall have the option to purchase the Shares from the Purchaser at a purchase price per Share equal to the lesser of (i) the Fair Market Value
                                                      -
of such Share as of the date of the breach or threatened breach that gives rise to the right to repurchase and (ii) the price at which the Purchaser purchased such Share from the Company.
     --                         --

          (d)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, the provisions of this Section 8 shall terminate and cease to have further effect.

          9.  Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to the Purchaser that (a) the Company has been duly
                                               -
incorporated and is an existing corporation in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed and
                        -
delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and
(c) the Shares, when issued, delivered and paid for in accordance with the terms
 -
hereof, will be duly and validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, or otherwise in connection with the transactions contemplated hereby.

          10.  Covenants of the Company.
               ------------------------

          (a)  Rule 144.  The Company agrees that at all times after it has
               --------
filed a registration statement pursuant to the requirements of the Securities Act or Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to any class of equity securities of the Company (other than any Special Registration, as defined in the Registration and Participation Agreement), it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Purchaser, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule
                                              -
may be amended from time to time, or (ii) any successor rule or regulation
                                      --
hereafter adopted by the Commission.

          (b)  State Securities Laws.  The Company agrees to use its best
               ---------------------
efforts to comply with all state securities or "blue sky" laws applicable to the sale of the Shares to the Purchaser, provided that the Company shall not be
                                     --------
obligated to qualify or register the Shares under any such law or to qualify as a foreign corporation or file any consent to service of process under the laws of any jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

          11.  Certain Restrictions on Repurchases.
               -----------------------------------

          (a)  Financing Agreements, etc.  Notwithstanding any other provision
               -------------------------
of this Agreement, the Company shall not be permitted or obligated to repurchase any Shares from the Purchaser if (i) such repurchase would result in a violation
                                  -
of the terms or provisions of, or result in a default or an event of default under, (A) the Credit Facility, dated as of February 24, 1995 as the same may be
        -
amended, modified or supplemented from time to time (the "Credit Facility"), among WESCO, the banks named therein, Barclays Bank PLC, as administrative agent and Shawmut Capital Corporation, as collateral agent, (B) any indenture to be
                                                       -
entered into with respect to debt securities to be issued by WESCO in connection with or subsequent to the Acquisition as the same may be amended, modified or supplemented from time to time (an "Indenture"), (C) any other financing or
                                                  -
security agreement or document entered into in connection with the Acquisition, or the financing of the Acquisition or in connection with the operations of the Company or its subsidiaries from time to time, as each may be amended, modified or supplemented from time to time (the Credit Facility, any Indenture, and such other agreements and documents, are hereinafter referred to as the "Financing Agreements"), or (ii) such repurchase would violate any of the terms
                             --
or provisions of the Certificate of Incorporation of the Company, or (iii) the
                                                                        ---

Company has no funds legally available therefor under the General Corporation Law of the State of Delaware.

          (b)  Delay of Repurchase.  In the event that a repurchase by the
               -------------------
Company otherwise permitted or required under Section 6(a) or 8(c) is prevented solely by the terms of Section 11(a), (i) such repurchase will be postponed
                                         -
and will take place without the application of further conditions or impediments (other than as set forth in Section 7 hereof or in this Section 11) at the first opportunity thereafter when the Company has funds legally available therefor and when such repurchase will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of the Company and (ii) such
                                                                  --
repurchase obligation shall rank against other similar repurchase obligations with respect to shares of Common Stock or options in respect thereof according to priority in time of (A) the effective date of the termination of employment
                        -
in connection with any repurchase obligation arising pursuant to an exercise of the option of the Company under Section 6(a), or (B) as to any repurchase
                                                    -
obligation arising pursuant to an exercise of any purchaser's right to require a repurchase under Section 6(a), the date upon which the Company receives written notice of such exercise, provided that any such repurchase obligations as to
                         --------
which a common date determines priority under clause (A) or (B) above shall be of equal priority and shall share pro rata in any repurchase payments made pursuant to clause (i) above and provided, further, that (x) any repurchase
                                 --------  -------        -
commitment arising from Permanent Disability, death or Retirement at Normal Retirement Age or any repurchase commitment made by the Board pursuant to
Section 6(b) shall have priority over any other repurchase obligation and (y)
                                                                           -
all Section references in this clause (ii) shall be deemed to refer to the corresponding Section of this Agreement and to any similar provision of any other Management Stock Subscription Agreement or management stock option agreement to which the Company is or becomes a party.

          (c)  Purchase Price Adjustment.  In the event that a repurchase of
               -------------------------
Shares from the Purchaser is delayed pursuant to this Section 11, the purchase price per Share when the repurchase of such Shares eventually takes place as contemplated by Section 11(b) shall be the sum of (i) the Purchase Price de-
                                                   -
termined in accordance with Section 7 or 8(c) hereof at the time that the repurchase of such Shares would have occurred but for the operation of this
Section 11, plus (ii) an amount equal to interest on such Purchase Price for the
                  --
period from the date on which the completion of the repurchase would have taken place but for the operation of this Section 10 to the date on which such repurchase actually takes place (the "Delay Period") at a rate equal to the weighted average cost of the Company's bank indebtedness obligations outstanding during the Delay Period.

          12.  Miscellaneous.
               -------------

          (a)  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company, the C&D Fund or the Purchaser, as the case may be, at the following addresses or to such other address as the Company, the C&D Fund or the Purchaser, as the case may be, shall specify by notice to the others:

          (i)  if to the Company, to it at:

               CDW Holding Corporation
               c/o WESCO Distribution, Inc.
               Commerce Court, Suite 700
               Four Station Square
               Pittsburgh, Pennsylvania  15219

               Attention:  Chairman
               ---------

         (ii) if to the Purchaser, to the Purchaser at the address set forth on the signature page hereof.

        (iii)  if to the C&D Fund, to:

               The Clayton & Dubilier Private Equity
                 Fund IV Limited Partnership
               270 Greenwich Avenue
               Greenwich, Connecticut  06830
               Attention:  Clayton & Dubilier Associates
               ---------
                             IV Limited Partnership,
                             Joseph L. Rice, III

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

          Clayton, Dubilier & Rice, Inc.
          126 East 56th Street
          New York, New York  10022
          Attention:  Alberto Cribiore
          ---------

          and

          Debevoise & Plimpton
          875 Third Avenue
          New York, New York  10022
          Attention:  George E.B. Maguire, Esq.
          ---------

The C&D Fund also shall be given a copy of any notice or other communication between the Purchaser and the Company under this Agreement at its address as set forth above.

          (b)  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
the parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to the Agreement, the C&D Fund and their respective successors and assigns. Except as provided in Sections 4 through 8, inclusive, nothing in this

Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement, the C&D Fund or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver; Amendment.
               -----------------

          (i)  Waiver.  Any party hereto or beneficiary hereof may by written
               ------
     notice to the other parties (A) extend the time for the performance of any
                                  -
     of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of
                 -
     the other parties contained in this Agreement and (C) waive or modify
                                                        -
     performance of any of the obligations of the other parties under this Agreement, provided that any waiver of the provisions of Sections 4 through
                --------
     8, inclusive, must be consented to in writing by the C&D Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

         (ii)  Amendment.  This Agreement may not be amended, modified or
               ---------
     supplemented orally, but only by a written instrument executed by the Purchaser and the Company, and (in the case of any amendment modification or supplement to or affecting Section 8 hereof, or that adversely affects the rights of the C&D Fund hereunder) consented to by the C&D Fund in writing.

          (d)  Assignability.  Neither this Agreement nor any right, remedy,
               -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Purchaser without the prior written consent of the other parties and the C&D Fund. The C&D Fund may assign from time to time all or any portion of its rights under Sections 4 through 8 hereof to one or more persons or other entities designated by it.

          (e)  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

          (f)  Section and Other Headings, etc.  The section and other headings
               -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          (h)  Delegation by the Board.  All of the powers, duties and
               -----------------------
responsibilities of the Board specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

          IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date first above written.


                              CDW HOLDING CORPORATION


                              By:___________________________
                                 Name:
                                 Title:


                             THE PURCHASER:



                             By:___________________________
                                Name:
                                Attorney-in-Fact


                              Address of the Purchaser:



Total Number of Shares
of Common Stock to be
Purchased:               860


Total Cash Purchase
Price:                   $168,044.00